UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2006

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.)

135 East Maumee Street Adrian, Michigan (Address of principal executive office)	49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events

        On December 26, 2006, Pavilion Bancorp, Inc. issued a press release announcing a cash dividend of $0.25 per share on the common stock payable January 31, 2007, to shareholders of record on January 17, 2007. In addition, the Company announced a special, additional dividend of $0.10 per share on the common stock payable January 31, 2007, to shareholders of record on January 17, 2007.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit

Press Release Dated December 26, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 26, 2006	PAVILION BANCORP, INC. (Registrant) By: /s/ Richard J. DeVries —————————————— Richard J. DeVries President & CEO

3